EXHIBIT 10.2

SIXTH AMENDMENT TO RECEIVABLES SALE AGREEMENTS

SIXTH AMENDMENT TO RECEIVABLES SALE AGREEMENTS dated as of August 30, 2002 (this “Amendment”) among Portfolio Receivables, LLC (the “Seller”), Unisource Worldwide, Inc. (“Unisource”), Asset Securitization Cooperative Corporation (the “Primary Purchaser”) and Canadian Imperial Bank of Commerce, as a purchaser (in such capacity, the “Secondary Purchaser,” and together with the Primary Purchaser, the “Purchasers”) and as servicing agent (in such capacity, the “Servicing Agent”).

WITNESSETH

WHEREAS, the Seller, Unisource, the Primary Purchaser and the Servicing Agent entered into that certain Receivables Sale Agreement dated as of October 1, 1997, as amended (the “Primary Sale Agreement”);

WHEREAS, the Seller, Unisource, the Secondary Purchaser and the Servicing Agent entered into that certain Receivables Sale Agreement dated as of October 1, 1997, as amended (the “Secondary Sale Agreement,” and together with the Primary Sale Agreement, the “Agreements”);

WHEREAS, the parties hereto wish to amend the Agreements in the manner and on the terms and conditions set forth herein;

WHEREAS, Georgia-Pacific Corporation (the “Parent”), the Primary Purchaser, the Secondary Purchaser and the Servicing Agent entered into that certain Support Agreement dated as of September 30, 1999;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.    DEFINED TERMS.

Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Agreements.

SECTION 2.     AMENDMENTS TO THE PRIMARY SALE AGREEMENT.

(a) Article I of the Primary Sale Agreement is hereby amended by adding the following definitions in their proper alphabetical sequence:

“Adjusted Net Worth” means, at any date, an amount equal to the sum of (a) the Net Worth at such date plus (b) the Goodwill Amount, if any.

“Asset Sales” means any sale or disposition of assets or series of related sales or dispositions of assets (other than the sale of inventory in the ordinary course of business).

“Covenant Effective Date” means December 6, 2001.

“Debt” of any Person means, without duplication, the consolidated Indebtedness for Borrowed Money of such Person and guaranties of indebtedness of others provided by such Person, all as determined in accordance with GAAP.

“EBITDA” means, as of the end of any Measurement Period, the sum of the following, calculated for the Parent and its Subsidiaries on a consolidated basis: (a) net income (or net loss) for such period, plus (b) all amounts treated as expenses for depreciation, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus (c) cost of timber sold by North American Timber Corp. (as long as consolidated with the Parent and to the extent it represents depletion) to the extent included in the determination of such net income (or loss), plus (d) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary cash gains or non-recurring, non-cash items.

“Georgia-Pacific Credit Agreement” means the credit agreement dated as of November 3, 2000, as amended to December 5, 2001, among the Parent, Bank of America, N.A., as issuing bank and administrative agent for itself and the Lenders, and the other financial institutions party thereto.

“Goodwill Amount” means, as of the date of determination of the Net Worth, if such Net Worth has been reduced as a result of (a) any write-offs of goodwill attributable to any assets of the Parent or any of its Subsidiaries or (b) any loss incurred by the Parent or any of its Subsidiaries in connection with Asset Sales by the Parent or any of its Subsidiaries that is attributable to goodwill, an amount (but not to exceed $1,000,000,000 in the aggregate) equal to the sum of (without duplication) (i) the aggregate amount of such write-offs of goodwill attributable to such assets of the Parent and its Subsidiaries plus (ii) the aggregate amount of that portion of the loss of the value of the assets sold or disposed of in connection with such Asset Sales by the Parent and its Subsidiaries that constitutes goodwill.

“Indebtedness for Borrowed Money” of any Person means, without duplication,

(a) all indebtedness for such Person for borrowed money, excluding all indebtedness or obligations of the Parent arising under the Premium Equity Participating Security Units, whether or not treated as indebtedness under GAAP; provided, however, that on and after August 16, 2002, all indebtedness of the Parent arising under the PEPS Senior Deferrable Notes shall be included in the definition of “Indebtedness for Borrowed Money”;

(b) all obligations of such Person issued or assumed as the deferred purchase price of property or services other than bank overdrafts and trade accounts payable arising in the ordinary course of business consistent with past practices;

(c) all obligations of such Person evidenced by notes, bonds, debentures, commercial paper or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

(d) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or creditor under such agreement in the event of default are limited to repossession or sale of such property);

(e) all rental obligations of such Person under leases capitalized under GAAP; and

(f) all indebtedness of such Person or of others referred to in paragraphs (a) through (e) secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.

“Interest Charges” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees, charges and related expenses of the Parent and its Subsidiaries, determined on a consolidated basis, in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Parent and its Subsidiaries, determined on a consolidated basis, with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) EBITDA for the Measurement Period most recently completed as of such date to (b) Interest Charges for such Measurement Period.

“Leverage Ratio” means, as of any date of determination, a quotient, expressed as a percentage, the numerator of which shall be the aggregate amount of all Total Debt of the Parent and its Subsidiaries on a consolidated basis as of such date and the denominator of which shall be the sum of (a) Adjusted Net Worth of the Parent and its Subsidiaries on a consolidated basis as of such date plus (b) the aggregate amount of all Total Debt of the Parent and its Subsidiaries on a consolidated basis as of such date.

“Lien” means any mortgage, security interest, pledge or lien.

“Measurement Period” means a period consisting of four consecutive fiscal quarters of the Parent and ending on the last day of the most recently completed fiscal quarter of the Parent.

“Minimum Ratings” shall have the meaning set forth in Section 7.4.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Net Proceeds” means, in respect of any Asset Sales by the Parent or any of its Subsidiaries, the proceeds in cash received by the Parent or any of its Subsidiaries with respect to or on account of such Asset Sales, net of: (a) the direct costs of such Assets Sales then payable by the recipient of such proceeds, (b) sales, use, income and other taxes paid or payable by such recipient as a result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Debt secured by a Permitted Lien on the properties subject to such disposition.

“Net Worth” means, at any date, the excess of Total Assets at such date over Total Liabilities at such date.

“PEPS Senior Deferrable Notes” means, collectively, the senior deferrable notes issued in connection with the Premium Equity Participating Security Units.

“Permitted Lien” means the Liens permitted or required by Section 9.01 of the Georgia-Pacific Credit Agreement.

“Premium Equity Participating Security Units” means the 17,250,000 7.50% Premium Equity Participating Security Units (PEPS Units) issued by the Parent in July 1999 for $862,500,000.

“Principal Property” means any mill, manufacturing plant, manufacturing facility or timberlands, owned by the Parent and/or one or more Restricted Subsidiaries and located within the continental United States of America; provided, however, that the term “Principal Property” shall not include (a) any such mill, plant, facility or timberlands or portion thereof (i) which is financed by obligations issued by a State, a Territory or a possession of the United States of America or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is excludable from gross income of the holders thereof pursuant to the provisions of Section 103(a)(1) (but only if by reason of Section 103(b)(4)(E) or (F)) of the Internal Revenue Code of 1954, as in effect at the time of the issuance of such obligations, or (ii) which in the opinion of the Parent’s Board of Directors is not of material importance to the total business conducted by the Parent and the Restricted Subsidiaries, considered as a whole; or (b) any timberlands designated by the Parent’s Board of Directors as being held primarily for development and/or sale rather than for the production of timber; or (c) any minerals or mineral rights.

“Required Net Worth” means, at any date, an amount equal to (a) an amount equal to the sum of (i) 80% of the Net Worth on November 3, 2000 based upon the pro forma balance sheet of the Parent delivered pursuant to Section 7.01(j) of the Georgia-Pacific Credit Agreement, plus (ii) 50% of quarterly net income (with no deduction for net losses) for the fiscal quarter of the Parent ending after November 3, 2000 and each fiscal quarter of the Parent thereafter plus (iii) 100% of the net proceeds of the Parent of new capital stock or other equity interests issued by the Parent or any Restricted Subsidiary after November 3, 2000 less (b) the Timber Adjustment Amount.

“Restricted Subsidiary” means any Subsidiary of the Parent (a) substantially all of the property of which is located within the continental United States of America and (b) which itself, or together with the Parent and/or one or more other Restricted Subsidiaries, owns a Principal Property.

“Standard & Poor’s” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor or successors thereto.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more Subsidiaries of such Person, or both, by such Person.

“Timber Adjustment Amount” means $329,000,000, which represents the amount of adjustments to the Parent’s Net Worth resulting from the redemption of the stock of the Parent’s timber company and the separation and transfer of the Parent’s timber business, all of which occurred in the fourth fiscal quarter of the Parent in year 2001.

“Total Assets” means, at any date, without duplication, the total consolidated assets of the Parent and its Subsidiaries, as determined in accordance with GAAP.

“Total Debt” of any Person means all of the following, whether or not treated as indebtedness under GAAP: (a) all indebtedness payable within one year from the date of the creation thereof; (b) all indebtedness payable more than one year from the date of the creation thereof; and (c) with respect to all indebtedness payable more than one year from the date of creation thereof, the portions of such indebtedness that are currently payable. The following shall be excluded from the definition of “Total Debt”: all indebtedness arising under bank overdrafts and all indebtedness or obligations of the Parent arising under the Premium Equity Participating Security Units; provided, however, that on and after August 16, 2002, all indebtedness of the Parent arising under the PEPS Senior Deferrable Notes shall be included in the definition of Total Debt.

“Total Liabilities” means, at any date, without duplication, the total consolidated liabilities of the Parent and its Subsidiaries, determined in accordance with GAAP.

“Weekly Activity Report” means the report in the form of Exhibit J hereto to be provided by the Collection Agent in accordance with Section 7.4 of this Agreement.

(b) Section 7.4 of the Primary Sale Agreement is hereby amended to read in its entirety as follows:

“Section 7.4 Receivables Activity Report. The Collection Agent will provide the Purchaser with (a) a Receivables Activity Report in the form of Exhibit G no later than 15 days following each Settlement Date, for so long as the Parent maintains long term senior unsecured debt ratings of at least (i) BB+ by Standard & Poor’s and Baa3 by Moody’s or (ii) BBB- by Standard & Poor’s and Ba1 by Moody’s (the “Minimum Ratings”), or (b) a Weekly Activity Report in the form of Exhibit J on a weekly basis beginning no later than 7 days following the date on which the Parent fails to maintain such Minimum Ratings and on Monday of each week thereafter for so long as the Parent fails to maintain the Minimum Ratings. The Receivables Activity Report will cover the most recently completed Settlement Period and the Weekly Activity Report will cover the most recently completed calendar week.”

(c) Section 8.2.1(a)(i) of the Primary Sale Agreement is hereby amended to read in its entirety as follows:

“(i) Reserved;”

(d) Section 8.2.1(a) of the Primary Sale Agreement is hereby amended by adding the following new paragraphs (xiv), (xv), (xvi) and (xvii) in their proper numerical sequence:

“(xiv) the Leverage Ratio as of the end of any fiscal quarter of the Parent set forth below shall be greater than the percentage set forth below opposite such fiscal quarter:

Fiscal Quarter Ending On:	Percentage:
June 29, 2002	72.50%
September 28, 2002	70.00%
December 28, 2002	70.00%
March 29, 2003	70.00%
June 28, 2003	67.50%
September 27, 2003	67.50%
January 3, 2004	65.00%
April 3, 2004	65.00%
July 3, 2004	65.00%
October 2, 2004	65.00%
January 1, 2005	65.00%
April 2, 2005	65.00%
July 2, 2005	65.00%
October 1, 2005	65.00%
December 31, 2005	65.00%

“(xv) the Interest Coverage Ratio as of the end of any fiscal quarter of the Parent set forth below shall be less than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending On:	Ratio:
June 29, 2002	2.25 to 1.00
September 28, 2002	2.25 to 1.00

December 28, 2002	2.50 to 1.00
March 29, 2003	2.50 to 1.00
June 28, 2003	2.75 to 1.00
September 27, 2003	2.75 to 1.00
January 3, 2004	3.00 to 1.00
April 3, 2004	3.00 to 1.00
July 3, 2004	3.00 to 1.00
October 2, 2004	3.00 to 1.00
January 1, 2005	3.00 to 1.00
April 2, 2005	3.00 to 1.00
July 2, 2005	3.00 to 1.00
October 1, 2005	3.00 to 1.00
December 31, 2005	3.00 to 1.00

“(xvi) the Adjusted Net Worth, measured as of the end of each fiscal quarter of the Parent, shall be less than the Required Net Worth, measured at the end of such fiscal quarter.”

“(xvii) until the Leverage Ratio as of the last day of any fiscal quarter of the Parent ending after the Covenant Effective Date falls below 65%, the Parent shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, Total Debt of the Parent and its Subsidiaries on a consolidated basis the aggregate principal amount of which at any time outstanding exceeds on a consolidated basis for the Parent and its Subsidiaries an amount equal to $13,065,000,000 less the aggregate amount of all Net Proceeds received by the Parent and its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date from any Assets Sales by the Parent or any of its Subsidiaries.”

(e) The list of exhibits appearing immediately after the table of contents of the Primary Sale Agreement is hereby amended by adding the following in its proper alphabetical sequence:

“Exhibit J Form of Weekly Activity Report.”

(f) The Primary Sale Agreement is hereby amended by adding the “Form of Weekly Activity Report,” attached hereto as Schedule A, as Exhibit J to the Primary Sale Agreement.

SECTION 3.    AMENDMENTS TO THE SECONDARY SALE AGREEMENT.

(a) Article I of the Secondary Sale Agreement is hereby amended by adding the following definitions in their proper alphabetical sequence:

“Adjusted Net Worth” means, at any date, an amount equal to the sum of (a) the Net Worth at such date plus (b) the Goodwill Amount, if any.

“Asset Sales” means any sale or disposition of assets or series of related sales or dispositions of assets (other than the sale of inventory in the ordinary course of business).

“Covenant Effective Date” means December 6, 2001.

“Debt” of any Person means, without duplication, the consolidated Indebtedness for Borrowed Money of such Person and guaranties of indebtedness of others provided by such Person, all as determined in accordance with GAAP.

“EBITDA” means, as of the end of any Measurement Period, the sum of the following, calculated for the Parent and its Subsidiaries on a consolidated basis: (a) net income (or net loss) for such period, plus (b) all amounts treated as expenses for depreciation, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus (c) cost of timber sold by North American Timber Corp. (as long as consolidated with the Parent and to the extent it represents depletion) to the extent included in the determination of such net income (or loss), plus (d) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary cash gains or non-recurring, non-cash items.

“Georgia-Pacific Credit Agreement” means the credit agreement dated as of November 3, 2000, as amended to December 5, 2001, among the Parent, Bank of America, N.A., as issuing bank and administrative agent for itself and the Lenders, and the other financial institutions party thereto.

“Goodwill Amount” means, as of the date of determination of the Net Worth, if such Net Worth has been reduced as a result of (a) any write-offs of goodwill attributable to any assets of the Parent or any of its Subsidiaries or (b) any loss incurred by the Parent or any of its Subsidiaries in connection with Asset Sales by the Parent or any of its Subsidiaries that is attributable to goodwill, an amount (but not to exceed $1,000,000,000 in the aggregate) equal to the sum of (without duplication) (i) the aggregate amount of such write-offs of goodwill attributable to such assets of the Parent and its Subsidiaries plus (ii) the aggregate amount of that portion of the loss of the value of the assets sold or disposed of in connection with such Asset Sales by the Parent and its Subsidiaries that constitutes goodwill.

“Indebtedness for Borrowed Money” of any Person means, without duplication,

(a) all indebtedness for such Person for borrowed money, excluding all indebtedness or obligations of the Parent arising under the Premium Equity Participating Security Units, whether or not treated as indebtedness under GAAP; provided, however, that on and after August 16, 2002, all indebtedness of the Parent arising under the PEPS Senior Deferrable Notes shall be included in the definition of “Indebtedness for Borrowed Money”;

(b) all obligations of such Person issued or assumed as the deferred purchase price of property or services other than bank overdrafts and trade accounts payable arising in the ordinary course of business consistent with past practices;

(c) all obligations of such Person evidenced by notes, bonds, debentures, commercial paper or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

(d) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or creditor under such agreement in the event of default are limited to repossession or sale of such property);

(e) all rental obligations of such Person under leases capitalized under GAAP; and

(f) all indebtedness of such Person or of others referred to in paragraphs (a) through (e) secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.

“Interest Charges” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees, charges and related expenses of the Parent and its Subsidiaries, determined on a consolidated basis, in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Parent and its Subsidiaries, determined on a consolidated basis, with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) EBITDA for the Measurement Period most recently completed as of such date to (b) Interest Charges for such Measurement Period.

“Leverage Ratio” means, as of any date of determination, a quotient, expressed as a percentage, the numerator of which shall be the aggregate amount of all Total Debt of the Parent and its Subsidiaries on a consolidated basis as of such date and the denominator of which shall be the sum of (a) Adjusted Net Worth of the Parent and its Subsidiaries on a consolidated basis as of such date plus (b) the aggregate amount of all Total Debt of the Parent and its Subsidiaries on a consolidated basis as of such date.

“Lien” means any mortgage, security interest, pledge or lien.

“Measurement Period” means a period consisting of four consecutive fiscal quarters of the Parent and ending on the last day of the most recently completed fiscal quarter of the Parent.

“Minimum Ratings” shall have the meaning set forth in Section 7.4.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Net Proceeds” means, in respect of any Asset Sales by the Parent or any of its Subsidiaries, the proceeds in cash received by the Parent or any of its Subsidiaries with respect to or on account of such Asset Sales, net of: (a) the direct costs of such Assets Sales then payable by the recipient of such proceeds, (b) sales, use, income and other taxes paid or payable by such recipient as a result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Debt secured by a Permitted Lien on the properties subject to such disposition.

“Net Worth” means, at any date, the excess of Total Assets at such date over Total Liabilities at such date.

“PEPS Senior Deferrable Notes” means, collectively, the senior deferrable notes issued in connection with the Premium Equity Participating Security Units.

“Permitted Lien” means the Liens permitted or required by Section 9.01 of the Georgia-Pacific Credit Agreement.

“Premium Equity Participating Security Units” means the 17,250,000 7.50% Premium Equity Participating Security Units (PEPS Units) issued by the Parent in July 1999 for $862,500,000.

“Principal Property” means any mill, manufacturing plant, manufacturing facility or timberlands, owned by the Parent and/or one or more Restricted Subsidiaries and located within the continental United States of America; provided, however, that the term “Principal Property” shall not include (a) any such mill, plant, facility or timberlands or portion thereof (i) which is financed by obligations issued by a State, a Territory or a possession of the United States of America or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is excludable from gross income of the holders thereof pursuant to the provisions of Section 103(a)(1) (but only if by reason of Section 103(b)(4)(E) or (F)) of the Internal Revenue Code of 1954, as in effect at the time of the issuance of such obligations, or (ii) which in the opinion of the Parent’s Board of Directors is not of material importance to the total business conducted by the Parent and the Restricted Subsidiaries, considered as a whole; or (b) any timberlands designated by the Parent’s Board of Directors as being held primarily for development and/or sale rather than for the production of timber; or (c) any minerals or mineral rights.

“Required Net Worth” means, at any date, an amount equal to (a) an amount equal to the sum of (i) 80% of the Net Worth on November 3, 2000 based upon the pro forma balance sheet of the Parent delivered pursuant to Section 7.01(j) of the Georgia-Pacific Credit Agreement, plus (ii) 50% of quarterly net income (with no deduction for net losses) for the fiscal quarter of the Parent ending after November 3, 2000 and each fiscal quarter of the Parent thereafter plus (iii) 100% of the net proceeds of the Parent of new capital stock or other equity interests issued by the Parent or any Restricted Subsidiary after November 3, 2000 less (b) the Timber Adjustment Amount.

“Restricted Subsidiary” means any Subsidiary of the Parent (a) substantially all of the property of which is located within the continental United States of America and (b) which itself, or together with the Parent and/or one or more other Restricted Subsidiaries, owns a Principal Property.

“Standard & Poor’s” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor or successors thereto.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more Subsidiaries of such Person, or both, by such Person.

“Timber Adjustment Amount” means $329,000,000, which represents the amount of adjustments to the Parent’s Net Worth resulting from the redemption of the stock of the Parent’s timber company and the separation and transfer of the Parent’s timber business, all of which occurred in the fourth fiscal quarter of the Parent in year 2001.

“Total Assets” means, at any date, without duplication, the total consolidated assets of the Parent and its Subsidiaries, as determined in accordance with GAAP.

“Total Debt” of any Person means all of the following, whether or not treated as indebtedness under GAAP: (a) all indebtedness payable within one year from the date of the creation thereof; (b) all indebtedness payable more than one year from the date of the creation thereof; and (c) with respect to all indebtedness payable more than one year from the date of creation thereof, the portions of such indebtedness that are currently payable. The following shall be excluded from the definition of “Total Debt”: all indebtedness arising under bank overdrafts and all indebtedness or obligations of the Parent arising under the Premium Equity Participating Security Units; provided, however, that on and after August 16, 2002, all indebtedness of the Parent arising under the PEPS Senior Deferrable Notes shall be included in the definition of Total Debt.

“Total Liabilities” means, at any date, without duplication, the total consolidated liabilities of the Parent and its Subsidiaries, determined in accordance with GAAP.

“Weekly Activity Report” means the report in the form of Exhibit I hereto to be provided by the Collection Agent in accordance with Section 7.4 of this Agreement.

(b) Section 7.4 of the Secondary Sale Agreement is hereby amended to read in its entirety as follows:

“Section 7.4 Receivables Activity Report. The Collection Agent will provide the Purchaser with (a) a Receivables Activity Report in the form of Exhibit G no later than 15 days following each Settlement Date, for so long as the Parent maintains long term senior unsecured debt ratings of at least (i) BB+ by Standard & Poor’s and Baa3 by Moody’s or (ii) BBB- by Standard & Poor’s and Ba1 by Moody’s (the “Minimum Ratings”), or (b) a Weekly Activity Report in the form of Exhibit I on a weekly basis beginning no later than 7 days following the date on which the Parent fails to maintain such Minimum Ratings and on Monday of each week thereafter for so long as the Parent fails to maintain the Minimum Ratings. The Receivables Activity Report will cover the most recently completed Settlement Period and the Weekly Activity Report will cover the most recently completed calendar week.”

(c) Section 8.2.1(a)(i) of the Primary Sale Agreement is hereby amended to read in its entirety as follows:

“(i) Reserved;”

(d) Section 8.2.1(a) of the Primary Sale Agreement is hereby amended by adding the following new paragraphs (xiv), (xv), (xvi) and (xvii) in their proper numerical sequence:

“(xiv) the Leverage Ratio as of the end of any fiscal quarter of the Parent set forth below shall be greater than the percentage set forth below opposite such fiscal quarter:

Fiscal Quarter Ending On:	Percentage:
June 29, 2002	72.50%
September 28, 2002	70.00%
December 28, 2002	70.00%
March 29, 2003	70.00%
June 28, 2003	67.50%
September 27, 2003	67.50%
January 3, 2004	65.00%
April 3, 2004	65.00%
July 3, 2004	65.00%
October 2, 2004	65.00%
January 1, 2005	65.00%
April 2, 2005	65.00%
July 2, 2005	65.00%
October 1, 2005	65.00%
December 31, 2005	65.00%

“(xv) the Interest Coverage Ratio as of the end of any fiscal quarter of the Parent set forth below shall be less than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending On:	Ratio:
June 29, 2002	2.25 to 1.00
September 28, 2002	2.25 to 1.00
December 28, 2002	2.50 to 1.00
March 29, 2003	2.50 to 1.00
June 28, 2003	2.75 to 1.00
September 27, 2003	2.75 to 1.00
January 3, 2004	3.00 to 1.00
April 3, 2004	3.00 to 1.00
July 3, 2004	3.00 to 1.00
October 2, 2004	3.00 to 1.00
January 1, 2005	3.00 to 1.00
April 2, 2005	3.00 to 1.00
July 2, 2005	3.00 to 1.00
October 1, 2005	3.00 to 1.00
December 31, 2005	3.00 to 1.00

“(xvi) the Adjusted Net Worth, measured as of the end of each fiscal quarter of the Parent, shall be less than the Required Net Worth, measured at the end of such fiscal quarter.”

“(xvii) until the Leverage Ratio as of the last day of any fiscal quarter of the Parent ending after the Covenant Effective Date falls below 65%, the Parent shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, Total

Debt of the Parent and its Subsidiaries on a consolidated basis the aggregate principal amount of which at any time outstanding exceeds on a consolidated basis for the Parent and its Subsidiaries an amount equal to $13,065,000,000 less the aggregate amount of all Net Proceeds received by the Parent and its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date from any Assets Sales by the Parent or any of its Subsidiaries.”

(e) The list of exhibits appearing immediately after the table of contents of the Secondary Sale Agreement is hereby amended by adding the following in its proper alphabetical sequence:

“Exhibit I Form of Weekly Activity Report.”

(f) The Secondary Sale Agreement is hereby amended by adding the “Form of Weekly Activity Report,” attached hereto as Schedule A, as Exhibit I to the Secondary Sale Agreement.

SECTION 4.    EFFECTIVE DATE.

This Amendment and the amendments to the Agreements shall be effective on the first date on which the Servicing Agent shall have received the following, each in form and substance satisfactory to the Servicing Agent:

(a) This Amendment, executed by each of the parties hereto;

(b) The Second Amended and Restated Fee Letter, dated as of August 30, 2002, among the Seller, Unisource, the Purchasers and the Servicing Agent with respect to the payment of certain fees, executed by each of the parties thereto;

(c) The Parent’s written confirmation that the Support Agreement remains in full force and effect after giving effect to the transactions contemplated by this Amendment; and

(d) A certificate from an officer of the Parent certifying that amendments substantially similar to those in Sections 2 and 3 of this Amendment have been effected in the Receivables Purchase Agreements dated as of December 19, 2001, as amended, among G-P Receivables, Inc., as the seller, the Parent, as collection agent, Blue Ridge Asset Funding Corporation, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc., Four Winds Funding Corporation, Victory Receivables Corporation, Citibank, N.A., Commerzbank AG (New York Branch), The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch), Wachovia Bank, N.A. and Citicorp North America, Inc., as administrative agent.

SECTION 5.    EXPENSES.

The Seller and Unisource jointly and severally agree to pay on demand all reasonable costs and expenses actually incurred in connection with the preparation, execution, delivery and administration of this Amendment, including, without limitation, the reasonable fees and disbursements of outside counsel to the Purchasers and the Servicing Agent and the reasonable due diligence expenses of the Servicing Agent or its agent or representatives.

SECTION 6.    EXECUTION IN COUNTERPARTS.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same agreement.

SECTION 7.    GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.    SEVERABILITY OF PROVISIONS.

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 9.    CAPTIONS.

The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 10.    AGREEMENTS TO REMAIN IN FULL FORCE AND EFFECT.

This Amendment shall be deemed to be an amendment to the Agreements. All references to the Agreements in any other agreement or document shall on and after the Effective Date be deemed to refer to the Agreements as amended hereby.

SECTION 11.    NO PROCEEDINGS.

Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the Primary Purchaser any bankruptcy, reorganization, insolvency or similar proceeding until the date which is one year and one day since the last day on which any commercial paper notes or medium-term notes issued by the Primary Purchaser shall have matured.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

PORTFOLIO RECEIVABLES, LLC

By:	/s/ DANNY W. HUFF
Authorized Signatory

UNISOURCE WORLDWIDE, INC.

By:	/s/ DANNY W. HUFF
Authorized Signatory

ASSET SECURITIZATION COOPERATIVE CORPORATION

By:	/s/ JOHN GEVLIN
Name: John Gevlin Title: Vice President and CFO

CANADIAN IMPERIAL BANK OF COMMERCE, as Secondary Purchaser and as Servicing Agent

By:	/s/ JAMES W. LEES
Authorized Signatory

By:	/s/ CALLUM SUTHERLAND
Authorized Signatory

[signatures continue on following page]

The undersigned acknowledges that the Support Agreement, dated as of September 30, 1999, by and among the Parent, the Purchasers and the Servicing Agent, remains in full force and effect after giving effect to the transactions contemplated by this Amendment.

GEORGIA-PACIFIC CORPORATION

By:	/s/ DANNY W. HUFF
Name: Danny W. Huff Title: Executive Vice-President & Chief Financial Officer

Schedule A

Form of Weekly Activity Report